Exhibit 10.2

FIRST AMENDMENT TO SUBSCRIPTION AGREEMENT

This First Amendment to Subscription Agreement (this “Amendment”), dated as of June __, 2023, is entered into by and among ROC Energy Acquisition Corp., a Delaware corporation (the “Company”), ROC Energy Holdings, LLC, a Delaware limited liability company (the “Sponsor”), ________________, a Delaware limited liability company (the “Subscriber”), and Drilling Tools International Holdings, Inc., a Delaware corporation (“Target”). Except as otherwise indicated, capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement (as defined below).

RECITALS

WHEREAS, the Company, ROC Merger Sub, Inc., a Delaware corporation, and Target are parties to that certain Agreement and Plan of Merger, dated as of February 13, 2023, as amended by the First Amendment to Agreement and Plan of Merger dated June 5, 2023 (as so amended, the “Merger Agreement”);

WHEREAS, the Company, the Sponsor and the Subscriber are party to that certain Subscription Agreement, dated as of March 30, 2023 (the “Subscription Agreement”);

WHEREAS, Section 7.4 provides that the Subscription Agreement may be modified, waived or terminated by a written instrument signed by the Company, the Subscriber and, if prior the Transaction Closing, the Target; and

WHEREAS, the Company, the Subscriber and Target desire to amend the Subscription Agreement as set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth in this Amendment, and intending to be legally bound hereby, the Company, the Subscriber and Target agree as follows:

1.	Amendment to Recitals. The third recital regarding the PIPE Founder Share Forfeiture and the Contingent Shares are hereby deleted in their entirety.

2.	Amendment of Section 1. Section 1 (Subscription) is hereby deleted in its entirety and replaced with the following:

“1. Subscription. Subject to the terms and conditions hereof, Subscriber hereby subscribes for and agrees to purchase from the Company at the Closing, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, at the Closing, that number of shares of Common Stock set forth on the signature page hereto (the “Base Case Shares” or the “Securities”), on the terms and conditions set forth herein (such subscription and issuance, the “Subscription”).”

3.	Amendment of Section 2.3. Section 2.3 (Sponsor’s Representations and Warranties) is hereby deleted in its entirety and replaced with the following:

“2.3 [Reserved].”

4.	Amendment of Section 6.1. Section 6.1 (Registration Rights) is hereby deleted in its entirety and replaced with the following:

“6.1 The Company agrees that within thirty (30) days after the Closing Date, the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement to register under and in accordance with the provisions of the Securities Act, the resale of all of the Registrable Securities (as defined below) on Form S-3 or Form S-1 (which in either case shall be filed pursuant to Rule 415 under the Securities Act as a secondary-only registration statement), which shall be on Form S-3 if the Company is then eligible for such short form, or any similar or successor short form registration or, if the Company is not then eligible for such short form registration or would not be able to register for resale all of the Registrable Securities on Form S-3, on Form S-1 or any similar or successor long form registration (the “Registration Statement”). The Company will provide a draft of the Registration Statement to Subscriber for review at least one (1) business day in advance of the filing the Registration Statement, and shall advise Subscriber promptly upon the Registration Statement being declared effective by the Commission. The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the Commission as soon as practicable after the filing thereof. The Company’s obligations to include the Registrable Securities of Subscriber in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company such information regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Common Stock proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Securities by the Subscribers or otherwise, the Company shall use its best efforts to ensure that the Commission determines that (1) the offering contemplated by the Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 of the Securities Act and (2) Subscriber is not a statutory underwriter. If the Company is unsuccessful in the efforts described in the preceding sentence, then (i) the Company shall cause the Registration Statement to register for resale such number of Common Stock which is equal to the maximum number of Common Stock as is permitted by the Commission and (ii) Subscriber shall have an opportunity to withdraw its Registrable Securities. In such event, the number of Common Stock to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until the earliest of (x) such time as when all of Subscriber’s securities included therein cease to be Registrable Securities, (y) such time as when all of Subscriber’s Registrable Securities included in the Registration Statement have actually been sold and (z) two years from the Closing Date. The Company will use its commercially reasonable efforts to cause the removal of all restrictive legends from any Registrable Securities being sold under the Registration Statement at the time of sale of such Registrable Securities upon the receipt from the Subscriber of such supporting documentation, if any, as requested by the Company. The Company will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, reasonably necessary to enable Subscriber to resell Registrable Securities pursuant to the Registration Statement, qualify the Registrable Securities for listing on the applicable stock exchange and update or amend the Registration Statement as necessary to include Registrable Securities. “Registrable Securities” shall mean, as of any date of determination, the Base Case Shares and any other equity security issued or issuable with respect to the Base Case Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event, provided, however, that such securities shall cease to be Registrable Securities at the earliest of (A) two (2) years after the Closing Date, (B) the date all Registrable Securities held by Subscriber may be sold by Subscriber without volume or manner of sale limitations pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), (C) the date on which such securities have actually been sold by Subscriber, or (D) when such securities shall have ceased to be outstanding. Notwithstanding the foregoing, Subscriber shall not be required to sign any form of lock-up agreement in connection with the Registration Statement. Subscriber may deliver written notice (an “Opt-Out Notice”) to the Company requesting that Subscriber not receive notices from the Company otherwise required by this Section 6.1; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Company shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) Subscriber will notify the Company in writing at least three (3) business days in advance of each intended use of an effective Registration Statement, and if a notice of a Suspension Event (as defined below) was previously delivered (or would have been delivered but for the provisions of this Section 6.1) and the related suspension period remains in effect, the Company will so notify Subscriber, within two (2) business days after Subscriber’s notification to the Company, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event promptly following its availability.”

5.	Amendment of Section 9. Section 9 (Contingent Shares) is hereby deleted in its entirety and replaced with the following:

“9. [Reserved].”

6.

No Further Amendment. Except as expressly and specifically set forth herein, the Sponsor Support Agreement is not otherwise being amended, modified or supplemented and all terms and provisions of the Sponsor Support Agreement are and shall remain in full force and effect in accordance with its terms and nothing contained herein or in any other communication prior to the execution and delivery hereof shall be construed as a waiver by, or consent from, any party hereto of any condition, any covenant or other provision of the Sponsor Support Agreement.

7.	Miscellaneous. The provisions of Section 7 (Miscellaneous) of the Subscription Agreement are hereby incorporated by reference as if set forth in full herein and shall apply hereto mutatis mutandis.

8.

Captions; Counterparts. The captions in this Amendment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the Company, the Subscriber, the Sponsor and Target have caused this Amendment to be executed and delivered as of the date first written above.

ROC ENERGY ACQUISITION CORP.

By:
Name: Daniel Jeffrey Kimes
Title: Chief Executive Officer

ROC ENERGY HOLDINGS, LLC

By:
Name: Joseph Drysdale
Title: Managing Member

[•]

By:
Name:
Title:

DRILLING TOOLS INTERNATIONAL HOLDINGS, INC.

By:
Name: Wayne Prejean
Title: Chief Executive Officer

[Signature page to First Amendment to Subscription Agreement]